SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: December 18, 2003
               Date of earliest event reported: December 18, 2003

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
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             (Exact name of Registrant as specified in its charter)



          Delaware                        0-25280                13-5570651
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



                1290 Avenue of the Americas
                New York, New York                              10104
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               (Address of principal executive offices)         (Zip Code)


                                 (212) 554-1234
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              (Registrant's telephone number, including area code)


                                      None
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             (Former name or address, if changed since last report)


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ITEM 9. REGULATION FD DISCLOSURE

         On December 18, 2003, Alliance Capital Management L.P. ("Alliance Capital") and Alliance Capital Management Holding L.P. issued a press release confirming that Alliance Capital has reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in some of its mutual funds. A copy of the press release is furnished as Exhibit 99.1 hereto. At September 30, 2003, Equitable Life's consolidated economic interest in Alliance Capital is approximately 42.5%.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE EQUITABLE LIFE ASSURANCE
                                    SOCIETY OF THE UNITED STATES


Date:  December 18, 2003            By:      /s/ Kevin R. Byrne
                                    --------------------------------
                                    Name:    Kevin R. Byrne
                                    Title:   Senior Vice President and Treasurer


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                                  Exhibit Index

Exhibit Number    Exhibit Description

99.1 Press Release of Alliance Capital Management L.P. and Alliance Capital Management Holding L.P., dated December 18, 2003